UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

May 16, 2006

AMERICAN EAGLE OUTFITTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23760	13-2721761
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Thorn Hill Drive Warrendale, Pennsylvania	15086-7528
(Address of principal executive offices)	(Zip Code)

(724) 776-4857

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition

The information in this Item 2.02 of Form 8-K, including the accompanying exhibits, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

On May 16, 2006, the Company issued a press release announcing, among other things, the Company's financial results for the first quarter ended April 29, 2006.  A copy of this press release is attached hereto as Exhibit 99.1. The Company's Management team held a conference call on May 16, 2006 at 9:00 a.m. Eastern Time to review the aforementioned financial results. Additionally, Management provided its second quarter 2006 earnings expectation on the conference call. A replay of the conference call will be available through May 26, 2006. To listen to the replay, dial 1-800-642-1687 and reference confirmation code 7031236#. An audio replay of the conference call will also be available at www.ae.com. A copy of the conference call transcript is attached hereto as Exhibit 99.2.

ITEM 9.01.	Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description
99.1*	Press Release dated May 16, 2006 announcing first quarter 2006 financial results
99.2*	Conference Call Transcript dated May 16, 2006

* Such Exhibit is being "furnished" (not filed) pursuant to Item 2.02 of the Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE OUTFITTERS, INC.
(Registrant)

Date: May 17, 2006	By:	/s/ Dale E. Clifton
Dale E. Clifton
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1*	Press Release dated May 16, 2006 announcing first quarter 2006 financial results
99.2*	Conference Call Transcript dated May 16, 2006

* Such Exhibit is being "furnished" (not filed) pursuant to Item 2.02 of the Current Report on Form 8-K.